American Beacon Stephens Mid-Cap Growth Fund

Supplement Dated June 20, 2013
To the Prospectus dated March 28, 2013

The information below supplements the Prospectus dated March 28, 2013, and is in addition to any other supplements.

In the “Fees and Expenses of the Fund” section, footnote 2 in the Annual Fund Operating Expenses table is replaced with the following:

2
The Manager has contractually agreed to reduce and/or reimburse the A Class, C Class, Y Class, Institutional Class, and Investor Class of the Fund for Other Expenses through April 30, 2014 to the extent that Total Annual Fund Operating Expenses for the Fund exceed 1.49%, 2.24%, 1.09%, 0.99% and 1.37% for the A Class, C Class, Y Class, Institutional Class, and Investor Class, respectively (excluding taxes, brokerage commissions, acquired fund fees and expenses and other extraordinary expenses such as litigation). The contractual expense arrangement can be changed by approval of a majority of the Fund’s Board of Trustees. The Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own reduction or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit contractually agreed.

In the “Fund Performance” section, the bar chart is deleted and replaced with the following:

*****************************************************************************************************************************************

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE